                                                                  EXHIBIT (p)(7)

                                 CODE OF ETHICS

                            ACADIAN ASSET MANAGEMENT

                                    JUNE 2003

         (Incorporating Supplement pp. 48-49 Effective October 5, 2004)

                                TABLE OF CONTENTS

STATEMENT OF GENERAL PRINCIPLES                                                          4
STANDARDS OF CONDUCT                                                                     4
PERSONAL SECURITY TRANSACTIONS                                                           5
DEFINITIONS                                                                              6
PROHIBITED TRANSACTIONS                                                                  8
EXEMPTED TRANSACTIONS                                                                   10
FIDUCIARY DUTY AND CONFLICTS OF INTEREST                                                12
GENERAL                                                                                 12
INSIDER TRADING                                                                         12
FRONT-RUNNING                                                                           12
CHURNING                                                                                13
OTHER TRANSACTIONS                                                                      13
CONFIDENTIAL INFORMATION                                                                13
UNFAIR TREATMENT OF CERTAIN CLIENTS VIS-A-VIS OTHERS                                    14
DEALING WITH CLIENTS AS AGENT AND PRINCIPAL: SECTION 206 (3) OF THE ADVISOR'S ACT       14
OTHER CONFLICTS OF INTEREST                                                             15
ACCESS PERSON DISCLOSURE AND REPORTING                                                  16
ACCESS PERSON BACKGROUND INFORMATION                                                    16
PRE-CLEARANCE                                                                           16
REPORTING OBLIGATIONS                                                                   16
REVIEW AND ENFORCEMENT                                                                  18
RECORDS                                                                                 19
EXCESSIVE TRADING                                                                       20
MISCELLANEOUS                                                                           20
ACCESS PERSONS' RESPONSIBILITY TO KNOW THE RULES                                        20
COMPLIANCE OFFICER'S RESPONSIBILITIES                                                   21

                             EXHIBITS AND APPENDICES

EXHIBIT A     Compliance Officers
EXHIBIT B     Initial report of Acadian Access Person
EXHIBIT C     Annual report of Access Person
EXHIBIT D     Securities Transactions Report
EXHIBIT E     Securities Transactions Report Relating to Short-Term Trading
EXHIBIT F     Securities Transactions Pre-Clearance Form
EXHIBIT G     Access Person Relationship Report
EXHIBIT H     Access Person Partnership Report
EXHIBIT I     Board of Directors Approval

APPENDIX A    Questions and Answers
APPENDIX B    Special Procedures relating to Rule 17j-1

STATEMENT OF GENERAL PRINCIPLES

The purpose of this Code is to set forth certain key guidelines that have been adopted by Acadian Asset Management, Inc. (the "Company") that specify the responsibilities and obligations of all of our access persons. This Code is intended to provide guidance regarding compliance with all existing legal restrictions and sound business practices. Furthermore, this Code of Ethics is being adopted in compliance with the requirements of Rule 17-j adopted by the United States Securities and Exchange Commission under the Investment Company Act of 1940 to effectuate the purposes and objectives of that rule.

If one can generalize in such matters, the overarching principle that should govern each access person's behavior is that each of us must act as a fiduciary of our Clients' affairs and each access person therefore has an obligation to place Client interests before his or her own.

STANDARDS OF CONDUCT

The Company has adopted the following general principles to guide the actions of its access persons. Access persons should also reference and become familiar with the rules contained in the Code.

Each access person shall conduct him or herself with integrity and dignity and act in an ethical manner in his or her dealings with the public, Clients, customers, employers, employees, and fellow professionals.

Each access person shall conduct him or herself and shall encourage others to practice in a professional and ethical manner that will reflect credit on him or herself and his or her profession.

Each access person shall act with competence and shall strive to maintain and improve his or her competence and that of others in the profession.

Each access person shall use proper care and exercise independent professional judgment.

Each access person shall conduct him or herself in full compliance with all applicable federal and state laws and regulations concerning the securities industry. Each access person has the responsibility to know these laws and regulations and to comply with them.

Each access person shall conduct him or herself and his or her operations to support the principle that the interests of the Client are paramount and shall act continually and assiduously to place the interests of the Client before his or her own.

Each access person shall treat Client information as confidential.

Each access person shall act so that no one Client has preference over another Client, so that each Client is treated fairly and consistently.

The Board of Directors of Acadian adopts this Code of Ethics. This Code is based upon the principle that the directors, officers, and employees of the firm, and certain affiliated persons, owe a fiduciary duty to, among others, the clients of Acadian to conduct their affairs, including their personal securities transactions, in such a manner as to avoid (i) serving their own personal interests ahead of clients; (ii) taking inappropriate advantage of their position with the Company; and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility. This fiduciary duty includes the duty of the Compliance Officer to report violations of this Code of Ethic's to Acadian's Board of Directors and to the Board of Directors of any funds for which the Company acts as advisor or subadvisor.

PERSONAL SECURITY TRANSACTIONS

The Company has adopted the following general principles to guide access persons on personal Security transactions. Access persons should also reference and become familiar with the rules contained in the Code.

Each access person, in regard to his or her personal transactions in securities, shall act so as to avoid even the appearance of a conflict of interest with the interests of the Client.

Each access person shall avoid actions or activities that allow (or appear to allow) him to profit or benefit from his or her position with respect to the Company, or that otherwise bring into question his or her independence or judgment.

No access person shall trade, either personally or on behalf of a Client or others, on material "inside" (non-public) information or communicate material inside information to others in violation of the law.

DEFINITIONS

1.) "Access Person" means, unless otherwise stated, i.) any director, trustee, officer, or general partner of the Company, ii.); any full or part-time employee of the Company; and iii.) any natural person in a control relationship to the Company or its Clients, any affiliated person of such controlling person and any affiliated person of such affiliated person who obtains information concerning recommendations made to the Client with regard to the purchase or sale of a Security. "Access Person" shall not include any non-resident director.

2.) "Affiliated Person" of another person means i.) any person directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of such other person; ii.) any person 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; iii.) any person directly or indirectly controlling, controlled by, or under common control with, such other person; iv.) any officer, director, partner, copartner, or employee of such other person; v.) if such other person is an investment company, any investment advisor thereof or any member of an advisory board thereof; and vi.) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof.

3.) "Beneficial Ownership" is to be determined in the same manner as it is for purposes of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder which, generally speaking, encompasses those situations where the Beneficial Owner has the right to enjoy some economic benefit from the ownership of the Security. A person is also the "Beneficial Owner" of securities held by a spouse, minor children, a relative who shares the home, or any other persons who provide him with sole or shared voting or investment power by reason of contract, arrangement, understanding, or relationship.

4.) "Clients" mean those persons or entities for whom the Company acts as investment manager or fiduciary, including any trusts or funds which fall under the Investment Company Act of 1940.

5.) "Control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of a company shall be presumed to control such company. Such presumption may be countered by the facts and circumstances of a given situation.

6.) "Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, reorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing. The definition also includes any option on a security and any security that is convertible into or exchangeable for, any security that is held or to be acquired by a fund.

      "Security" shall not include securities issued by the government of the United States or by federal agencies and which are direct obligations of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies (mutual funds).

7.) A Security "being considered for purchase or sale" or is "being purchased or sold" means when within the most recent 15 days a recommendation to purchase or sell the Security has been made and communicated, including when the Company has an outstanding "buy" or "sell" order with respect to a Security and, with respect to the person making such a recommendation, seriously considers making such a recommendation. "Purchase or sale of a Security" includes the writing of an option to purchase or sell a Security and any security convertible into or exchangeable for a security.

8.) "Related Person(s)" is a Company access person or family member residing in that access person's household or person or entity over which the access person has control.

9.) "Non-Resident Director" means any director of the Company who does not maintain a business address at the Company and who does not, in the ordinary cause of his or her business, receive current information regarding the purchase or sale of securities by the Company or information regarding recommendations concerning the purchase or sale of securities by the Company.

PROHIBITED TRANSACTIONS

A. No Access Person or Non-Resident Director shall, in connection with the purchase or sale, directly, or indirectly, by such person of a Security held or to be acquired by a Client:

            i.)   employ any device, scheme, or artifice to defraud the Client;

            ii.) make to the Client any untrue statement of a material fact or omit to state to such Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

            iii.) engage in any act, practice, or course of business which would operate as a fraud or deceit upon such Client; or

            iv.) engage in any manipulative practice with respect to such Client.

B. No Access Person shall effect transactions to generate increased commissions and unnecessary expenses for a Client.

C.    No Access Person shall:

"Black out  i.)   purchase or sell, directly or indirectly, any Security in
                  which he/she has or

Periods" by reason of such transaction acquires, a direct or indirect Beneficial Ownership and which to his or her actual knowledge at the time of such purchase or sale is:

                  1.) being considered for purchase or sale by the Company on behalf of its Clients; or

                  2.)   being purchased or sold by any Client; or

            ii.) purchase or sell a Security in which he/she has, or by reason of such transaction acquires, a direct or indirect Beneficial Ownership within seven (7) calendar days before and within seven (7) calendar days after any Client trades in that Security. Any trades made within the proscribed period shall be unwound, if possible. Otherwise, any profits realized on trades within the proscribed period shall be disgorged to the Client; or

"IPOs"      iii.) acquire Securities in an initial public offering, in order to preclude any possibility of such person profiting from their positions with the Company; or

"Private    iv.)  purchase any Securities in a private placement, without prior
Placements"       approval of the Compliance Officer. Any person authorized to purchase Securities in a private placement shall disclose that investment when they play a part in the Company's decision to subsequent consideration of an investment in the issuer. In such circumstances, the Company's decision to purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer; or

"Ban on     v.)   profit in the purchase and sale, or sale and purchase, of the
Short-term        same (or equivalent) Securities within sixty (60) calendar
Trading           days of acquiring Beneficial Ownership. Trades made in
Profits"          violation of this prohibition should be unwound, if possible.
                  Otherwise, any profits realized on such short-term trades shall be subject to disgorgement to the Client.

EXCEPTIONS: The Compliance Officers may allow exceptions to the policy on a case-by-case basis when the abusive practices that the policy is designed to prevent, such as frontrunning or conflicts of interest, are not present and the equity of the situation strongly supports an exemption. An example is the involuntary sale of securities due to unforeseen corporate activity such as a merger. The ban on short-term trading profits is specifically designed to deter potential conflicts of interest and frontrunning transactions, which typically involve a quick trading pattern to capitalize on a short-lived market impact of a trade by a Client. The Company shall consider the policy reasons for the ban on these short-term trades, as stated herein, in determining when an exception to this prohibition is permissible. The granting of an exception to this prohibition shall be permissible if the securities involved in the transaction are not i.) being considered for purchase or sale by the Client or ii.) being purchased or sold by the Client and are not economically related to such securities; exceptions granted under this provision are conditioned by the Compliance Officer of a report of the transaction and certification by the access person that the transaction is in compliance with this Code of Ethics.

D. No Access Person shall disclose to other persons the securities activities engaged in or contemplated for the Client.

EXEMPTED TRANSACTIONS

The prohibitions noted above do not apply to the following:

      1.) purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

      2.) purchases or sales which are involuntary on the part of the Access Person;

      3.)   purchases which are part of an automatic dividend reinvestment plan;

      4.) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

      5.) purchases or sales of securities which are not eligible for purchase by the Client and which are not related economically to securities purchased, sold, or held by the Client.

      6.) transactions which appear upon reasonable inquiry and investigation to present no reasonable likelihood of harm to the Client and which are otherwise in accordance with this Code, Section 206 of the Advisors Act, and Rule 17j-1 of the Investment Company Act of 1940. For example, such transactions would normally include purchases and sales of:

                  i.)   any securities with a $1 billion market capitalization;

                  ii.) futures and options contracts on currencies, interest rate instruments, or indexes;

                  iii.) up to $25,000 principal amount of a fixed income
                        security or 100 shares of an equity security within any three-consecutive month period (all trades within a three-consecutive month period shall be integrated to determine the availability of this exemption); or,

                  iv.) any amount of securities if the proposed acquisition or disposition by the Client is in the amount of 1,000 or fewer shares and the Security is listed on a national securities exchange or the NASDAQ system.

FIDUCIARY DUTY AND CONFLICTS OF INTEREST

GENERAL

The Company and its access persons and non-resident directors have a fiduciary duty to act for the benefit of the Client and to take action on the Client's behalf before taking action in the interest of any access person, non-resident director, or the Company. A Client may therefore expect its fiduciaries to act for the Client's benefit and not in its own when a conflict of interest between the Client and the fiduciary arises.

Every access person and non-resident director shall notify the Compliance Officer of any personal conflict of interest relationship which may involve the Client, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any Client. Such notification shall occur in the pre-clearance process.

INSIDER TRADING

The Company forbids access persons and non-resident directors from trading, either personally or on behalf of the Client or others, on material "inside" (non-public) information or communicating material inside information to others in violation of the law. Willful misuse of material nonpublic information will result in dismissal from employment by the Company.

FRONT-RUNNING

The Company forbids access persons from purchasing or selling stock before a buy or sell recommendation is made to the Client. Any trades undertaken for an access person's own account, for the account of the Company, for the account of any non-Company Client or for a Related Person must be done so as not to disadvantage the Client in any way. This means that all access persons and their Related Persons must wait to trade a recommended Security until all trading in that Security for the Client is completed.

Any access person considering the sale or purchase of any Security should, before executing such sale or purchase, ask one of the Compliance Officers if that Security is i.) under consideration for purchase or sale for a Client account, ii.) on the Company's recommended or approved list that the Company may have or iii.) held in any account under the Company's management. If so, no trading in the Security should occur by the access person or a Related

Person without prior approval of one of the Company's Compliance Officers until all Client trading is completed.

CHURNING

Company staff should not effect transactions to generate increased commissions and unnecessary expenses for the Client. The volume and frequency of all sales and purchases of securities must be measured against the need and purpose for the activities, the Client's investment objectives, and the expenses and benefits to the account. All trading for a Client's account must be undertaken solely in the Client's interest.

OTHER TRANSACTIONS

No access person of the Company shall participate on behalf of the Company or the Client, or on such access person's own behalf in any of the following transactions:

      1.)   Use of the Company's funds for political purposes;

      2.) Payment or receipt of bribes, kickbacks, or other amounts with any understanding that part or all of such amount will be refunded or delivered to a third party in violation of any applicable law;

      3.) Payment to government officials or employees other than in the ordinary course of business for legal purposes such as payment of taxes; or

      4.) Use of the funds or assets of the Company or any subsidiary of the Company for any other unlawful or improper purpose.

CONFIDENTIAL INFORMATION

All information, whether of a personal or business nature, that an access person obtains about a Client's affairs during employment with the Company should be treated as confidential. Such information may sometimes include information about non-Clients, and that information should likewise be held in confidence. Even the fact that the Company advises a particular Client should ordinarily be treated as confidential.

Access persons should be sensitive to the problem of inadvertent or accidental disclosure, through careless conversation in a public place or the failure to safeguard papers and documents. Documents and papers should be kept in appropriately marked file folders and locked in file cabinets when appropriate.

UNFAIR TREATMENT OF CERTAIN CLIENTS VIS-A-VIS OTHERS

An access person who handles one or more Clients may be faced with situations in which it is possible to give preference to certain Clients over others. Access persons must be careful not to give preference to one Client over another even if the preferential treatment would benefit the Company or the access person. Each situation should be examined closely to determine whether the Client has consented to the access person's actions favoring another Client and whether the resulting relationship with the Client that was not favored is fair and consistent with the securities laws. If both parts of this test have been satisfied, most likely there has been no breach of fiduciary duty.

DEALING WITH CLIENTS AS AGENT AND PRINCIPAL: SECTION 206 (3) OF THE ADVISOR'S
ACT

Section 206(3) of the Advisors Act addresses specifically two conflict of interest situations: the sale and purchase of securities to and from a Client either as a broker for another person or as a principal for the account of the advisor. Section 206(3) requires that access persons involved in the situations where the Company is buying or selling securities from a Client (or where the Company acts as a broker-dealer for a non-Client in a transaction with an advisory Client) disclose to the Client the capacity in which the Company acts and obtain the Client's consent.

Disclosure under Section 206(3) must be in writing. The Company must, under
Section 206(3), disclose to the Client its capacity, its profits (if it acts as principal) and its commissions (if it acts as agent for another).

OTHER CONFLICTS OF INTEREST

1.) GIFTS

Access persons should not seek, accept or offer any preferential treatment, or any gifts or favors of more than de minimis ($250 per year) value from any person or entity that does business with or on behalf of the Company. Occasional participation in social events or similar gatherings conducted for business purposes are not prohibited. However, extreme caution is to be exercised in any instance in which business related travel and lodging are paid for other than by the Company, and whenever possible prior approval should be sought from the Compliance Officer. A brief explanation of all extraordinary travel lodging and related meals and entertainment is to be reported in writing to the Compliance Officer.

2. TRUSTEESHIPS AND MEMBERSHIPS

Prior to accepting a position as an officer, director, trustee, partner, or controlling person in any other company or business venture (other than a non-profit organization that is not a Client of the Company), or as a member of an investment organizations (e.g., an investment club), access persons should discuss the position with the Compliance Officer. Any such position should also be disclosed to the Compliance Officer at least annually. Notice of such positions shall be given to the compliance officer of any Fund advised or subadvised by the Company.

3. PARTNERSHIPS

Any partnership or similar arrangement, either participated in or formulated by an access person, should be disclosed to the Compliance Officer.

4. OLD MUTUAL STOCK

No access person shall advise the Client to purchase, hold or sell Old Mutual stock or other securities. No access person having discretionary authority over Client funds shall exercise such discretion to invest such funds in Old Mutual Stock or other securities, although an access person may implement a Client's exercise of its own discretion to trade in Old Mutual securities.

ACCESS PERSON DISCLOSURE AND REPORTING

ACCESS PERSON BACKGROUND INFORMATION

The SEC registration form for investment advisors requires the reporting, under oath, of past disciplinary actions taken against all "advisory affiliates." The Investment Advisors Act requires similar disclosure to the Client. The term "advisory affiliate" includes directors and chief officers of an advisor; individuals who have the power to direct or cause the direction of the management or policies of a company; and all current access persons except those performing only clerical, administrative, support or similar functions. Many advisory affiliates must also provide biographical information that must be reported to the SEC. If any of the information becomes inaccurate or needs to be updated to make it accurate, it shall be your obligation to bring this to the attention of the Compliance Officer.

PRE-CLEARANCE

Each Access Person must pre-clear any proposed transaction in Securities with the Compliance Officer prior to proceeding with the transaction. No transaction in Securities shall be effected without the prior written approval of the Compliance Officer. Once granted, each pre-clearance is only effective for a 24-hour period.

In determining whether to grant approval for the purchase of a Security offered in a private placement, the Compliance Officer shall take into account, among other factors, whether the opportunity is being offered to the Access Person by virtue of his or her position with the Advisor.

Purchases or sales of securities which are not eligible for purchase or sale by the Company or any portfolio of the Company that serves as the basis of the individual's "access person" status shall be entitled to clearance automatically from the Company's Compliance Officer. This provision shall not relieve any access person from compliance with the pre-clearance procedures.

REPORTING OBLIGATIONS

Reports submitted to the Compliance Officer, or Alternate Review Officer, pursuant to this Code of Ethics shall be confidential and shall be provided only to the officers and directors of the Client, Company or Client counsel, or regulatory authorities upon appropriate request.

UPON OCCURRENCE

Any prior, current, or potential litigation in which the access person is, or has been, a party, or is aware of the possibility of being named as a party, which in any way relates to the Company business, must disclose this to the Compliance Officer.

Any contemplated Security transaction, either direct or indirect, must be disclosed to AND pre-cleared by the Compliance Officer, prior to the trade execution, for approval. This certification should take the form attached as Exhibit F.

MONTHLY

All access persons must make a monthly report to the Compliance Officer of all transactions involving Securities in which they have Beneficial Ownership. If the access person establishes a securities account during the period, the monthly report must also disclose the name of broker, dealer, or bank with whom the account is established. The Compliance Officer will submit his or her own personal transactions report to a designated Alternate Review Officer. A copy of the Company's current form for these reports is attached to this Code as Exhibit
D. This information will be kept confidential if requested by the access person subject to any obligations the Company may have to disclose information to regulatory authorities or under law or court order. Every report should be signed and dated and made not later than 10 days after the end of the calendar month. If no trading occurred, the report should so note.

QUARTERLY

All non-resident directors must make a quarterly report to the Compliance Officer of all transactions involving Securities in which they have Beneficial Ownership. If the non-resident director establishes a securities account during the period, the quarterly report must also disclose the name of broker, dealer, or bank with whom the account is established. This information will be kept confidential if requested by the non-resident director subject to any obligations the Company may have to disclose information to regulatory authorities or under law or court order. Every report should be signed and dated and made not later than 10 days after the end of the calendar quarter. If no trading occurred, the report should so note.

ANNUALLY

By January 31 of each year, each access person and non-resident director must also complete an annual report confirming that they have read and understood the Code of Ethics, have complied with its requirements, and have reported all personal securities transactions required to be reported pursuant to the requirements of the Code of Ethics. This confirmation should take the form attached as Exhibit C and shall be delivered to the Compliance Officer.

The reporting requirements included as part of Exhibit C are as follows:

Each access person and non-resident director must provide to the Compliance Officer a complete listing of all securities in which he/she has Beneficial Ownership and securities accounts the access person maintains in a broker, dealer, or bank as of December 31 of the previous year. The report shall be made on the form attached and shall be delivered to the Compliance Officer.

Each access person must annually disclose any relationship (such as a directorship, trusteeship, etc.). This disclosure should be made on the form marked as Exhibit G and shall be delivered to the Compliance Officer.

Each access person must annually disclose any participation in a partnership. This disclosure should be made on the form marked as Exhibit H and shall be delivered to the Compliance Officer.

HIRE AND TERMINATION DATES

All new access persons are required to file the following forms within ten days of their hire date:

      Initial Report of Acadian Access Person (Exhibit B),
      Access Person Relationship Report (Exhibit G),
      Access Person Partnership Report (Exhibit H)

Thereafter, the above referenced reports will be required on an annual basis.

All terminated access persons must complete upon termination the listing of their personal security transactions between the last month-end and their termination date (Exhibit D).

REVIEW AND ENFORCEMENT

The Compliance Officer will compare all reported personal securities transactions with completed and contemplated portfolio transactions of the Company to see whether a violation of this Code may have occurred. Before making any determination that a violation has been committed by any person, that person will have the opportunity to supply additional explanatory material.

If the Compliance Officer determines that a violation has occurred, he/she shall submit his/her written determination, together with the confidential monthly report and any additional explanatory material provided by the individual, to the President of the Company and outside counsel, who will make an independent evaluation. If both agree that a violation has occurred, the President will impose such sanctions as he/she deems necessary.

No person will participate in a determination of whether he/she has committed a violation or impose any sanction against him/herself. If a securities transaction of the President is under consideration, any Executive Vice President or Senior Vice President may act in all respects in the manner prescribed above for the President.

RECORDS

Records will be maintained as described below, which records may be maintained under the conditions described in Rule 31a-2 under the Investment Company Act and shall be available for examinations by representatives of the Securities and Exchange Commission.

      1.) A copy of this Code and any other code which is or has been in effect at any time over the last five years shall be preserved in an easily accessible place.

      2.) A record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not fewer than five years following the end of the fiscal year in which the violation occurs.

      3.) A copy of each report made by an access person pursuant to this Code and a list of review personnel shall be preserved for a period of not fewer than five years, the first two years in an easily accessible place.

      4.) A list of all persons who are, or within the last five years have been, required to make reports pursuant to this Code shall be maintained in an easily accessible place.

      5.) A copy of each memorandum made by the Compliance Officer for a period of five years from the end of the fiscal year in which it was made.

      6.) A record of every decision by the Compliance Officer to allow an exception to a prohibited transaction and the rationale supporting the decision, such as approval of the acquisition of securities offered in connection with an IPO or private placement.

EXCESSIVE TRADING

The Company understands that it is appropriate for access persons to participate in the public securities markets as part of their overall personal investment programs. As in other areas, however, this should be done in a way that creates no potential conflicts with the interests of any Fund or Portfolio. Further, it is important to recognize that otherwise appropriate trading, if excessive (measured in terms of frequency, complexity of trading programs, numbers of trades, or other measure as deemed appropriate by the Compliance Officer), may compromise the best interests of any Funds or Portfolios if such excessive trading is conducted during the workday or using Fund/Portfolio resources. Accordingly, if personal trading rises to such dimension as to create an environment that is not consistent with the Code of Ethics, such personal transactions may not be approved or may be limited by the Compliance Officer.

MISCELLANEOUS

RESPONSIBILITY TO KNOW THE RULES

Access persons and non-resident directors are responsible for their actions under the law and are therefore required to be sufficiently familiar with the Advisors Act and other applicable federal and state securities laws and regulations to avoid violating them.

Access persons and non-resident directors must certify, in writing, that they have read and understood this Code and that they will conduct themselves professionally in complete accordance with the requirements and standards described here. A copy of the Company's current form of compliance certificate is attached to this Code as Exhibit C.

COMPLIANCE OFFICER'S RESPONSIBILITIES

It will be the responsibility of the Compliance Officer(s) of the Company to oversee the enforcement of the matters described in this Code and to educate access persons of their responsibilities herein. The Compliance Officers will provide new access persons with a copy of this Code as soon as possible after they join the Company and, upon their request, of the Advisors Act and other applicable laws and regulations.

The Compliance Officers are responsible for staying current with significant new legal developments in the area of financial advisory services, fiduciary responsibilities, and insider trading and to convey such developments to the Company access persons.

The Compliance Officer will review all access person trading reports promptly and take such action as he/she deems necessary to obtain compliance with the policies set forth in this memorandum and with applicable laws.

The Compliance Officer shall provide to the Advisors' Inner Circle Fund ("AIC"), by the 30th day after each year end, certification that as of the last report:

      a) the Compliance Officer of the Company has collected all documentation required by the Code of Ethics and Rule 17j-1 and is retaining such documentation; and

      b) there have been no material violations to the Company's Code of Ethics and, if there have been material violations, each material violation has been documented and reported to AIC; and

      c) the Company has appointed appropriate management or compliance personnel, such as the Compliance Officer, to review transactions and reports filed by access persons under the Code and adopted procedures reasonably necessary to prevent access persons from violating the Code.

Each year the Compliance Officer of the Company shall also provide a list of access persons who are subject to the Code of Ethics and the name of the compliance officer of the Company responsible for preclearing and reviewing personal securities transactions.

The Compliance Officer of the Company shall provide such information, including, but not limited to, initial, quarterly, and annual reports for all access persons, preclearance reports and approval for short term transactions, IPOs, and private placement securities, as is requested by AIC.

                                    EXHIBIT A

                               COMPLIANCE OFFICER

                                   Scott Dias

                           ALTERNATE REVIEW OFFICERS

                                Mark Minichiello

                                   Ellen Zheng

                                   Joann Biles

                                    EXHIBIT B

                     Acadian Asset Management Code of Ethics
                         INITIAL REPORT OF ACCESS PERSON

1. I hereby acknowledge that (i) I received of a copy of the Code of Ethics (the "Code") for Acadian Asset Management; (ii) I have read and understand the Code; (iii) and I recognize that I am subject to the Code as an "access person" of the Company.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Company, such as any economic relationship between my transactions and securities held or to be acquired by the Company or any of its portfolios.

3. As of the date below I had a direct or indirect beneficial ownership in the following securities. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and unaffiliated registered open-end investment companies (mutual funds). PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

            SECURITY                                                                TYPE OF
   (include interest rate and         NO. OF    PRICE PER       PRINCIPAL           PURCHASE            BROKER, DEALER OR BANK
 maturity date, if applicable)        SHARES     SHARE           AMOUNT       (Direct or Indirect)      THROUGH WHOM EFFECTED
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

4. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities for my direct or indirect benefit. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

BROKER, DEALER OR
BANK THROUGH WHOM                    BENEFICIAL OWNER OF                                                          DATE ACCOUNT
   EFFECTED                               ACCOUNT                              ACCOUNT NUMBER                        OPENED
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

Directors who are not "interested persons" of the Company are required to complete this form but are not required to make a report of personal securities holdings.

Signature:________________________    Signature:________________________
           Access Person                         Compliance Officer

     Name:________________________         Name:________________________

     Date:________________________         Date:________________________
          (First date of access
           person status)
                                       23

                     ACADIAN ASSET MANAGEMENT CODE OF ETHICS
                                 ADDENDUM TO THE
                         INITIAL REPORT OF ACCESS PERSON

          SECURITY                                                      TYPE OF
(include interest rate and        NO. OF    PRICE PER    PRINCIPAL      PURCHASE                BROKER, DEALER OR BANK
maturity date, if applicable)     SHARES      SHARE       AMOUNT   (Direct or Indirect)         THROUGH WHOM EFFECTED
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

BROKER, DEALER OR
  BANK THROUGH                         BENEFICIAL OWNER                                                               DATE ACCOUNT
  WHOM EFFECTED                          OF ACCOUNT                          ACCOUNT NUMBER                              OPENED
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Directors who are not "interested persons" of the Company are required to complete this form but are not required to make a report of personal securities holdings.

Signature:________________________    Signature:________________________
           Access Person                         Compliance Officer

     Name:________________________         Name:________________________

     Date:________________________         Date:________________________
          (First date of access
           person status)

                                    EXHIBIT C

                     ACADIAN ASSET MANAGEMENT CODE OF ETHICS
                         ANNUAL REPORT OF ACCESS PERSONS

1. I hereby acknowledge that I have read and understand the Code of Ethics for the Company (the "Code") and recognize that I am subject thereto in the capacity of an access person of the Company.

2. I hereby certify that, during the year ended December 31, 200__, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

3. I hereby certify that I have not disclosed pending "buy" or "sell" orders for a portfolio of the Company to any employees of any other Management Company, except where the disclosure occurred subsequent to the execution or withdrawal of an order.

4. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Company, such as any economic relationship between my transactions and securities held or to be acquired by the Company or any of its portfolios.

5. As of December 31, 200__, I had a direct or indirect beneficial ownership in the securities listed below. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and unaffiliated registered open-end investment companies (mutual funds). PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

           SECURITY                                                                TYPE OF                   BROKER, DEALER OR
  (include interest rate and     NO. OF   PRICE PER         PRINCIPAL             PURCHASE                   BANK THROUGH WHOM
maturity date, if applicable)    SHARES     SHARE            AMOUNT         (Direct or Indirect)                  EFFECTED
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the Securities listed above.

6. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities for my direct or indirect benefit. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

BROKER, DEALER OR
BANK THROUGH WHOM                  BENEFICIAL OWNER OF                                                          DATE ACCOUNT
   EFFECTED                             ACCOUNT                           ACCOUNT NUMBER                          OPENED
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Directors who are not "interested persons" of the Company are required to complete this form but are not required to make a report of personal securities holdings except where such Director knew or should have known that during the 15-day period immediately preceding or after the date of the transaction in a security by the director/trustee, such security is or was purchased or sold by the Company or such purchase or sale by the Company is or was considered by the Company or an adviser.

Signature:________________________    Signature:________________________
           Access Person                         Compliance Officer

     Name:________________________         Name:________________________

     Date:________________________         Date:________________________
          (No later than 30 days
           after year-end)

                    ACADIAN ASSET MANAGEMENT CODE OF ETHICS
                                 ADDENDUM TO THE
                         ANNUAL REPORT OF ACCESS PERSON

             SECURITY                                                                     TYPE OF
    (include interest rate and         NO. OF      PRICE PER        PRINCIPAL            PURCHASE             BROKER, DEALER OR BANK
   maturity date, if applicable)       SHARES        SHARE            AMOUNT       (Direct or Indirect)       THROUGH WHOM EFFECTED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

BROKER, DEALER OR
   BANK THROUGH            BENEFICIAL OWNER                                                                DATE ACCOUNT
  WHOM EFFECTED               OF ACCOUNT                          ACCOUNT NUMBER                              OPENED
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

Directors who are not "interested persons" of the Company are required to complete this form but are not required to make a report of personal securities holdings.


Signature:________________________    Signature:________________________
           Access Person                         Compliance Officer

     Name:________________________         Name:________________________

     Date:________________________         Date:________________________
          (No later than 30 days
           after year-end)

                                    EXHIBIT D

                     ACADIAN ASSET MANAGEMENT CODE OF ETHICS
      SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR MONTH ENDED:_________

1. During the month referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics adopted by the Company. (if none were transacted, write "none"). You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and unaffiliated registered open-end investment companies (mutual funds). PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

        SECURITY                                                                               NATURE OF
 (include interest rate                                         PRICE                         TRANSACTION     BROKER, DEALER OR
 and maturity date, if           DATE OF         NO. OF          PER           PRINCIPAL   (Purchase, Sale,   BANK THROUGH WHOM
      applicable)                 TRADE          SHARES         SHARE           AMOUNT          Other)             EFFECTED
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Old Mutual common stock or purchases or sales of other securities which are not eligible for purchase or sale by Acadian Asset Management Inc. (or any portfolio managed by Acadian) that serves as the basis of the individual's "access person" status shall be entitled to clearance automatically from the company's Compliance Officer. This provision shall not relieve any access person from compliance with the pre-clearance procedures.

2. During the month referred to above, I established on the dates indicated the following accounts in which securities were held during the month for my direct or indirect benefit (if none were opened, write "none"). PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

                                            BENEFICIAL
BROKER, DEALER OR BANK                       OWNER OF
THROUGH WHOM EFFECTED                        ACCOUNT                     ACCOUNT NUMBER                          DATE ACCOUNT OPENED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

3. Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Company, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Company or any of its portfolios.


Signature:________________________    Signature:________________________
           Access Person                         Compliance Officer

     Name:________________________         Name:________________________

     Date:________________________         Date:________________________
          (no later than 10 days
           after calendar month)

                     ACADIAN ASSET MANAGEMENT CODE OF ETHICS
                                 ADDENDUM TO THE
      SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR MONTH ENDED:_________

        SECURITY                                                                               NATURE OF
 (include interest rate                                         PRICE                         TRANSACTION     BROKER, DEALER OR
 and maturity date, if           DATE OF         NO. OF          PER           PRINCIPAL   (Purchase, Sale,   BANK THROUGH WHOM
      applicable)                 TRADE          SHARES         SHARE           AMOUNT          Other)             EFFECTED
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Old Mutual common stock or purchases or sales of other securities which are not eligible for purchase or sale by Acadian Asset Management Inc. (or any portfolio managed by Acadian) that serves as the basis of the individual's "access person" status shall be entitled to clearance automatically from the company's Compliance Officer. This provision shall not relieve any access person from compliance with the pre-clearance procedures.

                                            BENEFICIAL
BROKER, DEALER OR BANK                       OWNER OF
THROUGH WHOM EFFECTED                        ACCOUNT                     ACCOUNT NUMBER                          DATE ACCOUNT OPENED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Signature:________________________    Signature:________________________
           Access Person                         Compliance Officer

     Name:________________________         Name:________________________

     Date:________________________         Date:________________________
          (no later than 10 days
           after calendar month)

                                    EXHIBIT E

                     ACADIAN ASSET MANAGEMENT CODE OF ETHICS

SECURITIES TRANSACTIONS REPORT RELATING TO SHORT-TERM TRADING FOR THE SIXTY-DAY
                     PERIOD FROM__________TO______________ :

During the sixty (60) calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same (or equivalent) securities were effected or are proposed to be effected in securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and unaffiliated registered open-end investment companies (mutual funds).

                                     PRICE PER                           NATURE OF
               PROPOSED                SHARE                            TRANSACTION        PROPOSED
                DATE OF    NO. OF   (or proposed       PRINCIPAL      (Purchase, Sale,    BROKER/DEALER
  SECURITY      TRADE      SHARES      price)           AMOUNT            Other)            OR BANK
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

With respect to my status as an Access Person of the Company, and transactions in the securities set forth in the table above, I hereby certify that:

(a) I have no knowledge of the existence of any personal conflict of interest relationship which may involve any of the Portfolios managed by the Company, such as frontrunning transactions or the existence of any economic relationship between my transactions and securities held or to be acquired by any Portfolio;

(b) such securities, including securities that are economically related to such securities, involved in the transaction are not (i) being considered for purchase or sale by any Portfolio managed by the Company, or (ii) being purchased or sold by any Portfolio; and

(c) such transactions are in compliance with the Code of Ethics of the Company.

Date:__________________________       Signature:_______________________________
                                                Access Person

                                           Name:_______________________________

In accordance with the provisions of Section B(2)(c) of the Code of Ethics of the Company, the transaction proposed to be effected as set forth in this report is: Authorized: [ ] Unauthorized: [ ]

Date:________________________         Signature:______________________________
                                                 Compliance Officer

                                           Name:______________________________

                                    EXHIBIT F

                     ACADIAN ASSET MANAGEMENT CODE OF ETHICS
               Personal Securities Transactions Pre-clearance Form

I hereby request pre-clearance of the securities listed below. You do not need to preclear transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and unaffiliated registered open-end investment companies (mutual funds), or transactions listed in Section D of the Code of Ethics.

       SECURITY                  PRICE PER               NATURE OF     PROPOSED    AUTHORIZED
(include interest rate             SHARE                TRANSACTION     BROKER/  BY COMPLIANCE
and maturity date, if   NO. OF (or proposed PRINCIPAL (Purchase, Sale,  DEALER      OFFICER
     applicable)        SHARES    price)     AMOUNT        Other)       OR BANK    YES     NO
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

   This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Is any proposed transaction described above within sixty (60) days of a prior transaction in the same or equivalent security? Yes: [ ] No: [ ]

If yes, the access person must submit a Securities Transactions Report Relating to Short Term Trading (Exhibit E) for pre-approval.

Is any proposed transaction described above considered an Initial Public Offering (IPO) or Private Placement? Yes: [ ] No: [ ]

If yes, the Compliance Officer should prepare a memorandum describing the reasons for preapproving the transaction pursuant to Section B(2)(b) of the Code.

Signature:___________________________    Signature:_____________________________
           Access Person                            Compliance Officer
     Name:___________________________         Name:_____________________________

     Date:___________________________  *      Date:_____________________________

* This preclearance will expire 24 hours from the time preclearance was approved. The access person is required to obtain additional preclearance if the trade is not completed before the authority expires.

                                    EXHIBIT G

                        ACCESS PERSON RELATIONSHIP REPORT

Name:   _______________________________

As of:  _______________________________

Please disclose your position as an officer, director, trustee, partner, or controlling person in any other company or business venture, or as a member of an investment organization.

Organization Name           Type of Organization         Affiliation                           Start Date of affiliation
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

I confirm to my actual knowledge and belief that the list above represents a true and complete listing of all my affiliations.

Signed:________________________________                   ______________________

Date: _________________________________                       Approved

                                    EXHIBIT H

                        ACCESS PERSON PARTNERSHIP REPORT

Name:  _____________________________

As of: _____________________________

Any partnership or similar arrangement, either participated in or formulated by an access person, should be disclosed to the Compliance Officer.

Partnership Name          Type of Partnership           Affiliation                 Start Date of affiliation
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

I confirm to my actual knowledge and belief that the list above represents a true and complete listing of all my partnership interests.

Signed:___________________________
                                                     ___________________________
Date:_____________________________                           Approved

                                    EXHIBIT I

                           BOARD OF DIRECTORS APPROVAL

The undersigned, being all of the Directors of Acadian Asset Management, Inc. hereby consent to the adoption of the following resolutions with the same effect as though they had been adopted at a meeting of the Directors of Acadian Asset
Management:

RESOLVED, that the Board of Directors authorizes the adoption of the Acadian Code of Ethics, a copy of which is here attached.

__________________________                         _____________________________
Gary L. Bergstrom                                  Date

__________________________                         _____________________________
Ronald D. Frashure                                 Date

__________________________                         _____________________________
Churchill G. Franklin                              Date

__________________________                         _____________________________
John R. Chisholm                                   Date

__________________________                         _____________________________
Scott F. Powers                                    Date

                                   APPENDIX A

                       ANSWERS TO COMMONLY ASKED QUESTIONS

I. FIDUCIARY DUTY AND CONFLICTS OF INTEREST

1. What constitutes a conflict of interest?

Conflicts of interest can arise in any number of situations. No comprehensive list of all possible conflicts of interest can be provided in this memorandum. However, the following example may be helpful. Consider these two cases: an access person seeking to induce a bank to give the access person a loan in exchange for maintaining excessive cash balances of a Client with the bank, and an access person executing trades for a Client through a broker-dealer that provides research services for the Company but charges commissions higher than other broker-dealers. In the first case, such activity would be a violation of an access person's fiduciary duty and might subject the access person and the Company to liability under the Advisers Act and other applicable laws. In the latter case, if the Company determines in good faith that the higher commissions are reasonable in relation to the value of the brokerage and research services provided, the payment of higher commissions may be permitted under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 -- as long as appropriate disclosure is made to the Client and in the Company's Form ADV.

Another common conflict of interest occurs when the Company pays some consideration to a person for recommending the Company as an adviser. In those circumstances, an access person must make disclosure to any prospective Client of any consideration paid for recommending the Company's services to that prospective Client and the Company must comply with Rule 206(4)-3 of the Advisers Act. This Rule governs situations involving cash payments for Client solicitations and requires that specific disclosure documents containing information about the solicitor and the adviser be provided to a prospective Client at the time of the solicitation.

2. How should conflicts of interest be handled?

The Company and its access persons have a fiduciary duty to act for the benefit of the Clients and to take action on the Clients' behalf before taking action in the interest of any access person or the Company.

The manner in which any access person discharges this fiduciary duty depends on the circumstances. Sometimes general disclosure of common conflicts of interest may suffice. In other circumstances, explicit consent of the Client to the particular transaction giving rise to a conflict of interest may be required or an access person may be prohibited from engaging in the transaction regardless of whether the Client consents.

The Client's consent will not in all cases insulate the access person against a claim of breach of the access person's fiduciary duty. Full disclosure of all material facts must be given if a consent is to be effective. As a result, consents concerning possible future breaches of laws will not usually work. However, waivers of known past violations may be effective. In addition, a Client under the control and influence of the access person or who has come to rely on the access person's investment decisions cannot effectively consent to a conflict of interest or breach of fiduciary duty. Consent must be competent, informed and freely given.

The duty to disclose and obtain a Client's consent to a conflict of interest must always be undertaken in a manner consistent with the access person's duty to deal fairly with the Client. Therefore, even when taking action with a Client's consent, each access person must always seek to assure that the action taken is fair to the Client.

If any access person is faced with any conflict of interest, he or she should consult one of the Company's Compliance Officers prior to taking any action.

II. MATERIAL INSIDE INFORMATION

1.) Who is subject to the insider trading rules?

All Company staff and all persons -- friends, relatives, business associates and others -- who receive nonpublic material inside information from Company staff concerning an issuer of securities (whether such issuer is a Client or not) are subject to these rules. It does not matter whether the issuer is public or private.

At the Company, the rules apply to officers, marketing, advisory, administrative, secretarial, or other staff. Furthermore, if any access person gives nonpublic material inside information concerning an issuer of securities to a person outside the Company and that person trades in securities of that issuer, the access person and that person may have both civil and criminal liability.

2.) What is "material inside information"?

Generally speaking, material inside information is significant information about an issuer's business or operations (past, present or prospective) that becomes known to an access person and which is not otherwise available to the public. While the exact meaning of the word "material" is not entirely clear, it turns on whether the information about an issuer would influence an investor in any investment decision concerning that issuer's securities and whether the information has not already been disclosed to the public. Under current court decisions, it makes no difference whether the material inside information is good or bad. Needless to say, if the undisclosed information would influence an access person's own decision to buy or sell or to trade for a Client or the Company, the information probably is material and an access person should not trade or permit the Company to trade for a Client or itself until it has been publicly disclosed.

3.) How does "material inside information" differ from "confidential information"?

Here is an example that should clarify the difference between the two. Suppose the Company is engaged by the president of a publicly traded corporation to provide advice concerning her personal pension fund and while working on the matter an access person learns the amount of alimony she pays to her former spouse. That discovery should be kept confidential, but it almost certainly has no bearing on the value of her corporation's securities (i.e., it is not material) and, in fact, it probably is not "inside information" about the corporation itself. Accordingly, an access person of the Company could buy or sell securities of that issuer so long as the access person possesses no material nonpublic information about the corporation. But disclosure of the president's alimony payments would be entirely improper and in breach of fiduciary duty.

In other words, confidential information should never be disclosed, but it is not always material inside information. Knowing it is not necessarily an impediment to participating in the securities markets concerning a particular issuer.

4). Are there certain kinds of information that are particularly likely to be "material inside information"?

Yes. While the following list is by no means complete, information about the following subjects is particularly sensitive:

      a.)   Dividends, stock dividends and stock splits.

      b.)   Sales and earnings and forecasts of sales and earnings.

      c.)   Changes in previously disclosed financial information.

      d.) Corporate acquisitions, tender offers, major joint ventures or merger proposals.

      e.) Significant negotiations, new contracts or changes in significant business relationships.

      f.)   Changes in control or a significant change in management.

      g.) Adoption of stock option plans or other significant compensation plans.

      h.)   Proposed public or private sales of additional or new securities.

      i.)   Significant changes in operations.

      j.)   Large sales or purchases of stock by principal stockholders.

      k.) Purchases or sales of substantial corporate assets, or decisions or agreements to make any such purchase or sale.

      l.)   Significant increases or declines in backlogs of orders.

      m.)   Significant new products to be introduced.

      n.)   Write-offs.

      o.)   Changes in accounting methods.

      p.) Unusual corporate developments such as major layoffs, personnel furloughs or unscheduled vacations for a significant number of workers.

      q.) Labor slowdowns, work stoppages, strikes, or the pending negotiation of a significant labor contract.

      r.) Significant reductions in the availability of goods from suppliers or shortages of these goods.

      s.)   Extraordinary borrowings.

      t.)   Major litigation.

      u.) Governmental investigations concerning the Company or any of its officers or directors.

      v.)   Financial liquidity problems.

      w.)   Bankruptcy proceedings.

      x.)   Establishment of a program to repurchase outstanding securities.

5.) What is the law regarding the use of material inside information?

Federal law, and the policy of the Company, prohibit any access person from using material inside information, whether obtained in the course of working at the Company or otherwise, for his or her private gain, for the Company's gain or for a Client's gain and prohibit any access person from furnishing such information to others for their private gain. This is true whether or not the information is considered "confidential". When in doubt, the information should be presumed to be material and not to have been disclosed to the public. No trades should be executed for any access person, any Client or for the Company, if the person executing the trade or the Company has material inside information about the issuer.

6.) What is "tipping"?

Under the federal securities laws, it is illegal to disclose (or "tip") material inside information to another person who subsequently uses that information for his or her profit. To minimize this liability, all personnel should comply with the policies set forth in Sections V.F. and V.I.4. of the Code.

Questions regarding whether such information may constitute "inside" information should be referred to the Company's Compliance Officers.

7.) To whom must material inside information be disclosed before an access person can trade?

To the public. Public disclosure of material events is usually made by means of an official press release or filing with the SEC. An access person's disclosure to a broker or other person will not be effective, and such access person may face civil or criminal liability if such access person (or the person to whom the access person makes disclosure) trades on the basis of the information. Company staff should be aware that in most cases they are not authorized to disclose material events about an issuer to the public and that right usually belongs to the issuer alone.

8.) How does an access person know whether particular material inside information has been publicly disclosed?

If an access person sees information in a newspaper or public magazine, that information will clearly have been disclosed. Information in a filing with the SEC or a press release will also have been disclosed. However, the courts have said that one should wait for a reasonable period of time after the publication, filing or release date to assure that the information has been widely disseminated and that the public has had sufficient time to evaluate the news. If any access person has any questions about whether information has been disclosed, such access person should not trade in the affected securities.

9.) What must an access person do with respect to material inside information obtained after a decision is already made or buy or sell that Security?

Company staff may not purchase or sell any securities about which they have inside information for their own, the Company's or for a Client's account or cause Clients to trade on such information until after such information becomes public. The foregoing prohibition applies whether or not the material inside information is the basis for the trade. Company staff should be alert for information they receive about issuers on their recommendation or approved lists that may be material inside information. Whenever Company staff come into possession of what they believe may be material nonpublic information about an issuer, they should notify the Compliance Officers because the Company as a whole may have an obligation not to trade in the securities of the issuer.

10.) Who is available for additional advice or advice about a particular situation?

The Compliance Officers designated from time to time by the Company will oversee matters relating to inside information and prohibitions on insider trading. The Company's Compliance Officers on the date of this memorandum are listed in Exhibit A attached hereto. If you have any questions about the identity of the Company's Compliance Officers, you should ask the Company's President.

      III. CONFIDENTIAL INFORMATION

      1.) What is confidential information?

      An investment adviser has a fiduciary duty to its Clients not to divulge information obtained in connection with its services as an adviser. Therefore, all information, whether of a personal or business nature, that an access person obtains about a Client's affairs during employment with the Company should be treated as confidential. Such information may sometimes include information about non-Clients, and that information should likewise be held in confidence. Even the fact that the Company advises a particular Client should ordinarily be treated as confidential.

      2.) Who is subject to the Company's policies concerning confidential information?

      All personnel -- officers and advisory, marketing, administrative and secretarial staff -- are subject to these policies. (For the sake of convenience, this group is sometimes referred to in this memorandum as "Company staff").

      3.) What are the duties and responsibilities of Company staff with respect to confidential information?

      Since an investment adviser has a fiduciary duty to its Clients not to divulge information obtained from or about a Client in connection with its services as an adviser, Company staff must not repeat or disclose confidential information received from or about Clients outside the Company to anyone, including relatives, friends or strangers. Any misuse of confidential information about a Client is a disservice to the Client that may cause both the Client and the Company substantial injury. Failure to comply with this policy may have very serious consequences for Company staff and for the Company, including the possibility that Company staff might be criminally prosecuted for misusing the information, as described in Part II below.

      4.) What are some steps that Company staff can take to assure that confidential information is not disclosed to persons outside the office?

      There are a number of steps Company staff should take to help preserve Client and other confidences, including the following:

            i.) Company staff should be sensitive to the problem of inadvertent or accidental disclosure. Careless conversation, naming names or describing details of a current or proposed trade, investment or transaction in a lounge, hallway, elevator or restore, or in a train, taxi, airplane, restaurant or other public place, can result in the disclosure of confidential information and should be strictly avoided.

            ii.) Maintenance of confidentiality requires careful safeguarding of papers and documents, both inside and outside the Company. Documents and papers should be kept in appropriately marked file folders and locked in file cabinets when appropriate.

            iii.) If an access person uses a speakerphone, the access person should be careful to refrain from using it in any way that might increase the likelihood of accidental disclosure. Use caution, for example, when participating in a speakerphone conversation dealing with confidential information if the office door is open, or if the speakerphone volume is set too high. The same applies if an access person knows or suspects that a speakerphone or a second extension phone is being used at the other end of a telephone conversation.

            iv.) In especially sensitive situations, it may be necessary to establish barriers to the exchange of information within the Company and to take other steps to prevent the leak of confidential information.

                                   APPENDIX B

                    SPECIAL PROCEDURES RELATING TO RULE 17j-1

      I.    SEI INTERNATIONAL TRUST; INSURANCE INVESTMENT PRODUCTS TRUST

      This section I applies to the SEI International Trust and the Insurance Investment Products Trust (the "Trust").

            In the instances where the Company serves as an investment advisor to the Trust, the Company will:

            1.) Submit to the Board of Trustees of the Trust a copy of its code of ethics adopted pursuant to Rule 17j-1, which code shall comply with the recommendations of the Investment Company Institute's Advisory Group on Personal Investing

            2.) Promptly report to the Trust in writing any material amendments to such Code

            3.) Promptly furnish to the Trust upon request copies of any reports made pursuant to such Code by any person who is an Access Person as to the Trust, and

            4.) Shall immediately furnish to the Trust, without request, all material information regarding any violation of such Code by any person who is an Access Person as to the Trust.

      II.   AIC ACADIAN EMERGING MARKETS PORTFOLIO

      This section II applies to the AIC Acadian Emerging Markets Portfolio (the "Fund").

      A.    REPORTING OF VIOLATIONS TO THE BOARD OF DIRECTORS OF THE FUND

            1.) The Compliance Officer of the Fund shall promptly report to the Board of Directors of the Fund ("the Board") all material violations of this Code of Ethics and the reporting requirements thereunder.

            2.) When the Compliance Officer of the Fund finds that a transaction otherwise reportable to the Board under Paragraph 1.) of this Section could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-1(a), he may, in his discretion, lodge a written memorandum of such finding and the reasons therefore with the reports made pursuant to this Code of Ethics, in lieu of reporting the transaction to the Board.

            3.) The Board, or a Committee of Directors created by the Board for that purpose, shall consider reports made to the Board hereunder and shall determine whether or not this Code of Ethics has been violated and what sanctions, if any, should be imposed.

      B.    ANNUAL REPORTING TO THE BOARD OF DIRECTORS OF THE FUND

            The Compliance Officer of the Fund shall prepare an annual report relating to this Code of Ethics to the Board. Such annual report shall:

                        1.) summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;

                        2.) identify material violations requiring significant remedial actions during the past year; and

                        3.) identify any recommended changes in the existing restrictions or procedures based upon the Fund's experience under its Code of Ethics, evolving industry practices or developments in applicable laws or regulations.

      C.    SANCTIONS

            Upon discovering a violation of this Code, the Board of Directors may impose such sanctions as they deem appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

      D.    MISCELLANEOUS

                  In the event of conflict between the Code of Ethics and the terms of the Code of Ethics of the Fund, the terms of the Fund's Code will govern.

             SUPPLEMENT TO CODE OF ETHICS, EFFECTIVE OCTOBER 5, 2004

      PLEASE PROVIDE THE APPROPRIATE RESPONSE:

      I.______ As of the date below, I do not personally maintain any account nor do I have a beneficial interest in any account as defined in this memorandum.
               (Please sign and date below)

      II. For all responsive accounts, please provide the following information:

                                                                                                Account
Broker, Dealer or       Mailing Address for broker, dealer                                       owners
Bank where account      or Bank (should be on your account         Beneficial owner of        relationship
      is held                       statement)                           account                 to you          Account number
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

NAME OF ACCESS AND/OR AFFILIATED PERSON:_________________________________

SIGNATURE OF ACCESS AND/OR AFFILIATED PERSON:______________________________

DATE: ___________________

                            ACADIAN ASSET MANAGEMENT

                    SAMPLE CONFIRMATION AND STATEMENT REQUEST

      DATE

      CONTACT NAME
      COMPLIANCE DEPARTMENT
      BROKER/DEALER NAME
      ADDRESS
      CITY, STATE ZIP

      DEAR ___________________,

      PURSUANT TO REGULATORY REQUIREMENTS ACADIAN ASSET MANAGEMENT IS REQUESTING RECEIPT OF DUPLICATE COPIES OF TRADE CONFIRMATIONS AND ACCOUNT STATEMENTS FOR THE FOLLOWING ACCOUNTS MAINTAINED BY OR FOR THE BENEFIT OF AN ACADIAN EMPLOYEE OR AFFILIATE AT YOUR FIRM.

      PLEASE SEND DUPLICATE CONFIRMATIONS AND STATEMENTS FOR ACCOUNT NUMBERS:

      __________________________        __________________________

      __________________________        __________________________

      __________________________        __________________________

      TO THE FOLLOWING ADDRESS:

      ACADIAN ASSET MANAGEMENT
      COMPLIANCE OFFICE
      P.O. BOX 961984
      BOSTON, MA 02196

      THANK YOU FOR YOUR IMMEDIATE ATTENTION TO THIS MATTER. PLEASE CONTACT ME AT (617) 946-3519 WITH ANY QUESTIONS.

      SINCERELY,

      SCOTT P. DIAS
      CHIEF COMPLIANCE OFFICER